Exhibit 99.1


[OBJECT OMITTED] Countrywide(sm)                   Computational Materials for
--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------








                             ABS New Transaction


                           Computational Materials
                           -----------------------

                                $1,000,000,000
                                (Approximate)

                                 CWABS, Inc.
                                  Depositor

                   CWABS REVOLVING HOME EQUITY LOAN TRUST,
                                Series 2004-Q

                   Revolving Home Equity Loan Asset Backed
                             Notes, Series 2004-Q



                       [OBJECT OMITTED] Countrywide(sm)
                       --------------------------------
                                  HOME LOANS
                         Sponsor and Master Servicer

[OBJECT OMITTED] Countrywide(sm)                   Computational Materials for
--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


The attached tables and other statistical pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement, any related supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this statistical pool may be deleted from the final pool of Mortgage Loans delivered to the Trust on the Closing Date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] Countrywide(sm)                   Computational Materials for
--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                                    Prepared: November 8, 2004


                         $1,000,000,000 (Approximate)

                  Revolving Home Equity Loan Trust (2004-Q)

         REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 2004-Q
         ------------------------------------------------------------



==================================================================================================================================

  Class          Approximate        Note Rate      WAL (Years)    Payment Window (Months)     Last Scheduled      Expected Rating
                 Amount (1)                        Call/Mat (2)        Call/Mat (2)            Payment Date        (S&P/Moody's)

----------------------------------------------------------------------------------------------------------------------------------

   1-A          $361,760,000                                        Not Offered Herein

   2-A          $638,240,000     LIBOR + [30](3)   2.55 / 2.71         1-73 / 1-142           November 2029          AAA / Aaa

  Total        $1,000,000,000
==================================================================================================================================

(1)  Subject to a permitted variance of +/- 10%.
(2) Based on a collateral prepayment assumption of 40% CPR and a 15% draw rate, with respect to the Mortgage Loans and a settlement date of November 23, 2004.
(3) Subject to the lesser of (a) a fixed cap of 16.00% and (b) the related Net WAC, as more fully described herein. Additionally, the coupon for the initial interest accrual period shall be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR benchmarks).




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Transaction Participants
------------------------

Underwriter:                    Countrywide Securities Corporation (Lead
                                Manager).

Sponsor and Master Servicer:    Countrywide Home Loans, Inc. ("Countrywide").

Depositor:                      CWABS, Inc. (a limited purpose finance
                                subsidiary of Countrywide Financial
                                Corporation).

Custodian:                      Treasury Bank, National Association (an
                                affiliate of the Sponsor and Master Servicer).

Note Insurer:                   XL Capital Assurance Inc. ("XL Capital").

Indenture Trustee:              JPMorgan Chase Bank, National Association.

Owner Trustee:                  Wilmington Trust Company.

Relevant Dates
--------------

Expected Closing Date:          November 23, 2004.

Expected Settlement Date:       November 23, 2004.

Cut-off Date:                   November 18, 2004.

Interest Period:                Except with respect to the first Payment Date,
                                the interest accrual period with respect to the Notes for a given Payment Date will be the period beginning with the previous Payment
                                Date and ending on the day prior to such Payment Date. For the first Payment Date, the Notes will accrue interest from the Closing Date through January 16, 2005.

Payment Date:                   The fifteenth  (15th) day of each month (or,
                                if not a business day, the next succeeding business day), commencing January 17, 2005.

Collection Period:              With respect to any Payment Date, the calendar
                                month preceding the Payment Date or, in the case of the first Collection Period, the period beginning on the Cut-off Date and ending on the last day of December 2004.

The Mortgage Loans
------------------

Description of
Mortgage Loans:                 The Trust will consist of two groups of home
                                equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements
                                (the "Group 1 Mortgage Loans", "Group 2
                                Mortgage Loans", and each, a "Loan Group").
                                The Group 1 Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties with conforming loan balances based on maximum credit limits and will bear interest at rates that adjust based on the prime rate.
                                The Group 2 Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties and will bear interest at rates that adjust based on the prime rate. The original principal balance of each class of Notes will exceed the aggregate Cut-off Date principal balance of the Mortgage Loans in the related Loan Group transferred to the Trust on the closing date.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                The actual pool of Mortgage Loans delivered to the Trust on the Closing Date is expected to have a Cut-off Date Balance of at least $985.0 million (subject to a variance of +/- 10%). However, the information presented in these Computational Materials for the Mortgage Loans, particularly in the collateral tables, which follow, reflects a statistical pool of Mortgage Loans as of October 27, 2004. However, the characteristics of the statistical pool are expected to be representative of the final pool of Mortgage Loans actually delivered to the Trust on the Closing Date.

HELOC Amortization:             The Mortgage Loans are adjustable rate, home
                                equity lines of credit ("HELOCs") which may be drawn upon generally for a period (the
                                "Draw Period") of five (5) years (which, in most cases, may be extendible for an additional five (5) years with Countrywide's approval). HELOCs are generally subject to a fifteen (15) year repayment period following the end of the Draw Period during which the outstanding principal balance of the Mortgage
                                Loan will be repaid in monthly installments equal to 1/180 of the outstanding principal balance as of the end of the Draw Period. A relatively small number of HELOCs are subject to a five (5), ten (10), or twenty (20) year repayment period following the Draw Period during which the outstanding principal balance of the loan will be repaid in equal monthly installments. Approximately 0.06% of the Group 1 Mortgage Loans require a balloon repayment at the end of the Draw Period and none of the Group 2 Mortgage Loans require a balloon repayment at the end of the Draw
                                Period.

Cut-off Date Balance:           The aggregate unpaid principal balance of the
                                Mortgage Loans as of the Cut-off Date.

The Notes
---------

Description
of the Notes:                   The Class 1-A and Class 2-A Notes (together,
                                the "Notes") will be issued by CWABS
                                Revolving Home Equity Loan Trust, Series
                                2004-Q (the "Trust"). As of the Closing Date, the aggregate principal balance of both classes of the Notes will be $1,000,000,000
                                (subject to a permitted variance of +/- 10%).

Federal Tax Status:             It is anticipated that the Notes will be
                                treated as debt instruments for federal
                                income tax purposes.

Registration:                   The Notes will be available in book-entry
                                form through DTC, Clearstream and the
                                Euroclear System.

Note Rate:                      Except as noted below, each class of Notes
                                will accrue interest during each Interest
                                Accrual Period at a rate equal to the least of: (a) one-month LIBOR, plus 0.30%, (b) the Net WAC of the Mortgage Loans in the related
                                Loan Group, and (c) 16.00%. With respect to the initial Interest Accrual Period only, the rate calculated in clause (a) above will be based on an interpolated mid-point LIBOR
                                (using the 1-month and 2-month LIBOR as
                                benchmarks).

Net WAC: The "Net WAC" of the Group 1 or Group 2 Mortgage Loans shall mean the weighted average of the loan rates of the Group 1 or Group 2 Mortgage Loans (as applicable), weighted on the basis of the daily average balance of each Mortgage Loan in the applicable Loan Group during the related billing cycle before the Collection Period relating to the Payment Date, net of the Expense Fee Rate.

Expense Fee Rate:               For any Payment Date, the "Expense Fee Rate"
                                shall be an amount equal to the sum of (i) the servicing fee rate, (ii) the note insurer premium rate times a fraction, the numerator of which is the Note principal balance of the applicable class of Notes and the denominator of which is the



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                related Loan Group Balance, and (iii)
                                commencing with the Payment Date in January
                                2006, the Note Insurer Carve-out Rate. The
                                "Note Insurer Carve-out Rate" for any given
                                Payment Date on and after the January 2006
                                Payment Date shall be equal to 0.50%.

Basis Risk Carryforward:        On any Payment Date the "Basis Risk
                                Carryforward" for either Class of Notes will equal, the sum of (x) the excess of (a) the amount of interest that would have accrued on such Notes during the related Interest
                                Accrual Period without giving effect to the related Net WAC cap, over (b) the amount of interest that actually accrued on such Notes during such period, and (y) any Basis Risk
                                Carryforward remaining unpaid from prior
                                Payment Dates together with accrued interest thereon at the Note Rate without giving effect to the related Net WAC cap. The Basis
                                Risk Carryforward will be paid to the related class of Notes to the extent funds are available from the Mortgage Loans in the related Loan Group as set forth in "Group 1
                                Distributions of Interest" or "Group 2
                                Distributions of Interest" (as applicable), below.

Group 1
Distributions of Interest:      Investor interest collections related to the
                                Group 1 Mortgage Loans are to be applied in the following order of priority:

                                1.      Note insurance policy premium of the
                                        Note Insurer with respect to the Group
                                        1 Mortgage Loans;
                                2. Accrued monthly interest on the Class 1-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                                3.      To the Class 1-A Notes in respect of
                                        Investor Loss Amounts allocable to
                                        such Notes (as described below) for
                                        such Payment Date;
                                4.      To the Class 1-A Notes in respect of
                                        Investor Loss Amounts allocable to
                                        such Notes (as described below) for
                                        previous Payment Dates to the extent
                                        not previously reimbursed, absorbed by
                                        the Transferor Interest, or funded by
                                        Subordinated Transferor Collections;
                                5.      To the Class 2-A Notes in respect of
                                        Investor Loss Amounts allocable to
                                        such Notes (as described below) for
                                        such Payment Date, to the extent not
                                        covered by Investor Interest
                                        Collections related to the Group 2
                                        Mortgage Loans;
                                6.      To the Class 2-A Notes in respect of
                                        Investor Loss Amounts allocable to
                                        such Notes (as described below) for
                                        previous Payment Dates, to the extent
                                        not covered by Investor Interest
                                        Collections related to the Group 2
                                        Mortgage Loans and not previously
                                        reimbursed;
                                7. Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon) relating to the Group 1 Mortgage Loans;
                                8.      Paydown of the Class 1-A Notes to
                                        create and maintain the required
                                        level of overcollateralization;
                                9.      Paydown of the Class 2-A Notes to
                                        maintain (but not to create) the
                                        required level of overcollateralization, to the extent not covered by Investor Interest Collections related to the Group 2 Mortgage Loans;
                                10.     Payment of any other amounts owed to
                                        the Note Insurer with respect to the
                                        Group 1 Mortgage Loans;
                                11.     Payment to the Master Servicer of
                                        amounts for which the Master Servicer
                                        is entitled pursuant to the sale and
                                        servicing agreement with respect to
                                        the Class 1-A Notes;
                                12. Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group 2 Mortgage Loans;
                                13.     Basis Risk Carryforward related to
                                        the Class 1-A Notes; and
                                14. Any excess cash flow to the holder of the Transferor Interest.

Group 2



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] Countrywide(sm)                   Computational Materials for
--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



Distributions of Interest:      Investor interest collections related to the
                                Group 2 Mortgage Loans are to be applied in the following order of priority:

                                1.      Note insurance policy premium of the
                                        Note Insurer with respect to the
                                        Group 2 Mortgage Loans;
                                2. Accrued monthly interest on the Class 2-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                                3.      To the Class 2-A Notes in respect of
                                        Investor Loss Amounts allocable to
                                        such Notes (as described below) for
                                        such Payment Date;
                                4.      To the Class 2-A Notes in respect of
                                        Investor Loss Amounts allocable to
                                        such Notes (as described below) for
                                        previous Payment Dates to the extent
                                        not previously reimbursed, absorbed
                                        by the Transferor Interest, or funded
                                        by Subordinated Transferor
                                        Collections;
                                5.      To the Class 1-A Notes in respect of
                                        Investor Loss Amounts allocable to
                                        such Notes (as described below) for
                                        such Payment Date, to the extent not
                                        covered by Investor Interest
                                        Collections related to the Group 1
                                        Mortgage Loans;
                                6.      To the Class 1-A Notes in respect of
                                        Investor Loss Amounts allocable to
                                        such Notes (as described below) for
                                        previous Payment Dates, to the extent
                                        not covered by Investor Interest
                                        Collections related to the Group 1
                                        Mortgage Loans and not previously
                                        reimbursed;
                                7. Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon) relating to the Group 2 Mortgage Loans;
                                8.      Paydown of the Class 2-A Notes to
                                        create and maintain the required
                                        level of overcollateralization;
                                9.      Paydown of the Class 1-A Notes to
                                        maintain (but not to create) the
                                        required level of
                                        overcollateralization, to the extent
                                        not covered by Investor Interest
                                        Collections related to the Group 1
                                        Mortgage Loans;
                                10.     Payment of any other amounts owed to
                                        the Note Insurer with respect to the
                                        Group 2 Mortgage Loans;
                                11.     Payment to the Master Servicer of
                                        amounts for which the Master Servicer
                                        is entitled pursuant to the sale and
                                        servicing agreement with respect to
                                        the Class 2-A Notes;
                                12. Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group 1 Mortgage Loans;
                                13.     Basis Risk Carryforward related to
                                        the Class 2-A Notes; and
                                14. Any excess cash flow to the holder of the Transferor Interest.


Distributions of Principal:     Collections of principal related to the
                                Mortgage Loans in each Loan Group are to be applied to the related class of Notes in the following order of priority:

                                1.      During the Managed Amortization
                                        Period (as described below), the
                                        amount of principal payable to the
                                        holder of a class of Notes for each
                                        Payment Date will equal, to the
                                        extent funds are available from the
                                        related Loan Group, the lesser of (a)
                                        the product of (i) the Investor Fixed
                                        Allocation Percentage (as defined
                                        below) for those Notes, and (ii)
                                        principal collections from the
                                        related Loan Group relating to such
                                        Payment Date (such product, the
                                        "Maximum Principal Payment"), and (b)
                                        principal collections from the
                                        related Loan Group for the related
                                        Payment Date less the sum of
                                        additional balances created from new
                                        draws on the Mortgage Loans in that
                                        Loan Group during the related
                                        Collection Period (but not less than
                                        zero).



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] Countrywide(sm)                   Computational Materials for
--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                        The "Managed Amortization Period" for
                                        each class of Notes shall mean the
                                        period beginning on the Closing Date
                                        and, unless a Rapid Amortization Event
                                        (i.e., certain events of default or
                                        other material non-compliance by the
                                        Sponsor under the terms of the related
                                        transaction documents) shall have
                                        earlier occurred, through and
                                        including the Payment Date in
                                        December 2009.

                                        The "Investor Fixed Allocation
                                        Percentage" for any Payment Date and
                                        each Class of Notes will be calculated
                                        as follows: (i) on any date on which
                                        the related Allocated Transferor
                                        Interest is less than the related
                                        Required Transferor Subordinated
                                        Amount, 100%, and (ii) on any date
                                        on which the related Allocated
                                        Transferor Interest equals or exceeds
                                        the related Required Transferor
                                        Subordinated Amount, 98.35%.

                                2.      After the Managed Amortization
                                        Period, the amount of principal
                                        payable to the holders of each class
                                        of Notes will be equal to the related
                                        Maximum Principal Payment.

Optional Termination:           The Notes may be retired as a result of the
                                owner of the Transferor Interest purchasing all of the mortgage loans then included in the trust estate on any payment date on or after which the aggregate principal balance of both classes of Notes is less than or equal to 10% of the initial aggregate principal balance of the Notes of both classes.

Credit Enhancement:             The Trust will include the following
                                mechanisms, each of which is intended to provide credit support for the Notes:

                                1.      Excess Interest Collections. For any
                                        Loan Group, its Excess Interest
                                        Collections are the related investor
                                        interest collections minus the sum of
                                        (a) the interest paid to the related
                                        class of Notes, (b) the servicing fee
                                        retained by the Master Servicer for
                                        the Mortgage Loans in that Loan
                                        Group, and (c) the premium paid to
                                        the Note Insurer allocable to that
                                        Loan Group. Investor Interest
                                        Collections from a Loan Group will be
                                        available to cover losses on the
                                        Mortgage Loans in the related Loan
                                        Group first and then, if necessary,
                                        in the unrelated Loan Group.

                                2.      Limited Subordination of Transferor
                                        Interest (Overcollateralization). A
                                        portion of the Allocated Transferor
                                        Interest related to each Loan Group
                                        will be available to provide limited
                                        protection against Investor Loss
                                        Amounts in such Loan Group (as
                                        defined below) up to the Available
                                        Transferor Subordinated Amount for
                                        such Loan Group. The "Available
                                        Transferor Subordinated Amount" for
                                        each Loan Group is, for any Payment
                                        Date, the lesser of the related
                                        Allocated Transferor Interest and the
                                        related Required Transferor
                                        Subordinated Amount. The "Allocated
                                        Transferor Interest" for any date of
                                        determination, will equal (a) the
                                        related Loan Group Balance of the
                                        related Loan Group at the close of
                                        business on the prior day, minus (b)
                                        the Note Principal Balance of the
                                        class of Notes related to that Loan
                                        Group (after giving effect to the
                                        distribution of all amounts actually
                                        distributed on that class of Notes on
                                        that date ). Subject to any step-down
                                        or step-up as may be permitted or
                                        required by the transaction
                                        documents, the "Required Transferor
                                        Subordinated Amount" for each Loan
                                        Group will be (i) prior to the
                                        step-down date, 1.65% of the Cut-off
                                        Date Balance of the related Mortgage
                                        Loans and (ii) on or after the
                                        step-down date and so long as a
                                        trigger event is not in effect, 3.30%
                                        of the then current unpaid principal
                                        balance of the related Loan Group
                                        (subject to a floor equal to 0.50% of
                                        the Cut-off Date Balance of the
                                        related Loan Group). The Allocated
                                        Transferor Interest for each Loan
                                        Group will be less than zero on the
                                        Closing Date.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] Countrywide(sm)                   Computational Materials for
--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                        The initial aggregate principal
                                        balance of each class of Notes will
                                        exceed the aggregate Cut-off Date
                                        principal balance of the Mortgage
                                        Loans in the related Loan Group
                                        transferred to the issuer on the
                                        closing date. This excess represents
                                        an undercollateralization of
                                        approximately 1.50% of the original
                                        principal balance of the Notes.

                                3.      Surety Wrap. XL Capital will issue a
                                        note insurance policy, which will
                                        guarantee the timely payment of
                                        interest and the ultimate repayment
                                        of principal to the holders of the
                                        Notes. The policy does not cover
                                        payment of Basis Risk Carryforward.

Investor Loss Amounts:          With respect to any Payment Date and each
                                Class of Notes, the amount equal to the
                                product of (a) the applicable Investor
                                Floating Allocation Percentage (as defined below) for such Payment Date and such Notes, and (b) the aggregate of the Liquidation Loss
                                Amounts for such Payment Date from Mortgage
                                Loans in the relevant Loan Group. The
                                "Investor Floating Allocation Percentage," for any Payment Date and each Loan Group shall be the lesser of 100% and a fraction, the numerator of which is the related Note
                                Principal Balance and the denominator of which is the Loan Group Balance of the related Mortgage Loans at the beginning of the related Collection Period. The "Loan
                                Group Balance" for each Loan Group and any date is the aggregate of the principal balances of the related Mortgage Loans as of such date. "Liquidation Loss Amounts" for any liquidated Mortgage Loan and any Payment Date is the unrecovered principal balance of such Mortgage Loan at the end of the Collection
                                Period in which such Mortgage Loan became a liquidated Mortgage Loan, after giving effect to its net liquidation proceeds.

ERISA Eligibility:              Subject to the considerations in the
                                prospectus supplement, the Notes are expected to be eligible for purchase by certain ERISA plans. Prospective investors must review the related prospectus and prospectus supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:                The Notes will not constitute "mortgage
                                related securities" for purposes of SMMEA.


           [Collateral Tables and Discount Margin Tables to follow]





Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] Countrywide(sm)                   Computational Materials for
--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                          Discount Margin Tables (%)


Class 2-A (To Call) (1)
---------------------------------------------------------------------------------------------------------------------
             CPR                  22%          25%         35%          40%          45%         50%         52%
---------------------------------------------------------------------------------------------------------------------
         DM @ 100-00               30           30          30           30           30          30          30
---------------------------------------------------------------------------------------------------------------------
          WAL (yr)                6.08        5.13        3.13         2.55         2.10        1.75        1.63
---------------------------------------------------------------------------------------------------------------------
          MDUR (yr)               5.55        4.73        2.97         2.44         2.03        1.70        1.59
---------------------------------------------------------------------------------------------------------------------
 Principal Window Beginning      Jan05        Jan05       Jan05        Jan05        Jan05       Jan05       Jan05
---------------------------------------------------------------------------------------------------------------------
    Principal Window End         Oct16        Jul15       Feb12        Jan11        Feb10       Apr09       Dec08
---------------------------------------------------------------------------------------------------------------------
    (1) Based on a 15% draw rate.



Class 2-A (To Maturity) (1)
---------------------------------------------------------------------------------------------------------------------
             CPR                  22%          25%         35%          40%          45%         50%          52%
---------------------------------------------------------------------------------------------------------------------
         DM @ 100-00               30          30          30           30           30          30          30
---------------------------------------------------------------------------------------------------------------------
          WAL (yr)                6.33        5.36        3.32         2.71         2.25        1.89        1.77
---------------------------------------------------------------------------------------------------------------------
          MDUR (yr)               5.73        4.90        3.12         2.57         2.15        1.82        1.71
---------------------------------------------------------------------------------------------------------------------
 Principal Window Beginning      Jan05        Jan05       Jan05        Jan05        Jan05       Jan05       Jan05
---------------------------------------------------------------------------------------------------------------------
    Principal Window End         Jan25        May23       Jul18        Oct16        Mar15       Nov13       May13
---------------------------------------------------------------------------------------------------------------------
    (1) Based on a 15% draw rate.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] Countrywide(sm)                   Computational Materials for
--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------







                             ABS New Transaction


                           Computational Materials
                           -----------------------

                                $1,000,000,000
                                (Approximate)

                                 CWABS, Inc.
                                  Depositor

                   CWABS REVOLVING HOME EQUITY LOAN TRUST,
                                Series 2004-Q

                   Revolving Home Equity Loan Asset Backed
                             Notes, Series 2004-Q



                      [OBJECT OMITTED] Countrywide(sm)
                      --------------------------------
                                  HOME LOANS
                         Sponsor and Master Servicer

[OBJECT OMITTED] Countrywide(sm)                   Computational Materials for
--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


The attached tables and other statistical pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement, any related supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this statistical pool may be deleted from the final pool of Mortgage Loans delivered to the Trust on the Closing Date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] Countrywide(sm)                   Computational Materials for
--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                                   Prepared: November 8, 2004



                         $1,000,000,000 (Approximate)

                  Revolving Home Equity Loan Trust (2004-Q)

         REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 2004-Q
         ------------------------------------------------------------



==================================================================================================================================

    Class         Approximate       Note Rate     WAL (Years)   Payment Window (Months)       Last Scheduled     Expected Rating
                  Amount (1)                     Call/Mat (2)        Call/Mat (2)              Payment Date       (S&P/Moody's)

----------------------------------------------------------------------------------------------------------------------------------
     1-A         $361,760,000    LIBOR + [30](3)  2.55 / 2.71        1-73 / 1-142             November 2029         AAA / Aaa

     2-A         $638,240,000                                       Not Offered Herein

    Total       $1,000,000,000
==================================================================================================================================


(1)  Subject to a permitted variance of +/- 10%.
(2) Based on a collateral prepayment assumption of 40% CPR and a 15% draw rate, with respect to the Mortgage Loans and a settlement date of November 23, 2004.
(3) Subject to the lesser of (a) a fixed cap of 16.00% and (b) the related Net WAC, as more fully described herein. Additionally, the coupon for the initial interest accrual period shall be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR benchmarks).






Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] Countrywide(sm)                   Computational Materials for
--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Transaction Participants
------------------------

Underwriter:                    Countrywide Securities Corporation (Lead
                                Manager).

Sponsor and Master Servicer:    Countrywide Home Loans, Inc. ("Countrywide").

Depositor:                      CWABS, Inc. (a limited purpose finance
                                subsidiary of Countrywide Financial
                                Corporation).

Custodian:                      Treasury Bank, National Association (an
                                affiliate of the Sponsor and Master
                                Servicer).

Note Insurer:                   XL Capital Assurance Inc. ("XL Capital").

Indenture Trustee:              JPMorgan Chase Bank, National Association.

Owner Trustee:                  Wilmington Trust Company.

Relevant Dates
--------------

Expected Closing Date:          November 23, 2004.

Expected Settlement Date:       November 23, 2004.

Cut-off Date:                   November 18, 2004.

Interest Period:                Except with respect to the first Payment
                                Date, the interest accrual period with
                                respect to the Notes for a given Payment Date will be the period beginning with the previous Payment Date and ending on the day prior to such Payment Date. For the first
                                Payment Date, the Notes will accrue interest from the Closing Date through January 16,
                                2005.

Payment Date:                   The fifteenth (15th) day of each month (or,
                                if not a business day, the next succeeding business day), commencing January 17, 2005.

Collection                      Period: With respect to any Payment Date, the
                                calendar month preceding the Payment Date or, in the case of the first Collection Period, the period beginning on the Cut-off Date and ending on the last day of December 2004.

The Mortgage Loans
------------------

Description of
Mortgage Loans:                 The Trust will consist of two groups of home
                                equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements
                                (the "Group 1 Mortgage Loans", "Group 2
                                Mortgage Loans", and each, a "Loan Group").
                                The Group 1 Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties with conforming loan balances based on maximum credit limits and will bear interest at rates that adjust based on the prime rate. The Group 2 Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties and will bear interest at rates that adjust based on the prime rate.
                                The original principal balance of each class of Notes will exceed the aggregate Cut-off
                                Date principal balance of the Mortgage Loans in the related Loan Group transferred to the Trust on the closing date.




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] Countrywide(sm)                   Computational Materials for
--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                The actual pool of Mortgage Loans delivered to the Trust on the Closing Date is expected to have a Cut-off Date Balance of at least $985.0 million (subject to a variance of +/- 10%). However, the information presented in these Computational Materials for the Mortgage Loans, particularly in the collateral tables, which follow, reflects a statistical pool of Mortgage Loans as of October 27, 2004. However, the characteristics of the statistical pool are expected to be representative of the final pool of Mortgage Loans actually delivered to the Trust on the Closing Date.

HELOC Amortization:             The Mortgage Loans are adjustable rate, home
                                equity lines of credit ("HELOCs") which may be drawn upon generally for a period (the
                                "Draw Period") of five (5) years (which, in most cases, may be extendible for an additional five (5) years with Countrywide's approval). HELOCs are generally subject to a fifteen (15) year repayment period following the end of the Draw Period during which the outstanding principal balance of the Mortgage
                                Loan will be repaid in monthly installments equal to 1/180 of the outstanding principal balance as of the end of the Draw Period. A relatively small number of HELOCs are subject to a five (5), ten (10), or twenty (20) year repayment period following the Draw Period during which the outstanding principal balance of the loan will be repaid in equal monthly installments. Approximately 0.06% of the Group 1 Mortgage Loans require a balloon repayment at the end of the Draw Period and none of the Group 2 Mortgage Loans require a balloon repayment at the end of the Draw
                                Period.

Cut-off Date Balance:           The aggregate unpaid principal balance of the
                                Mortgage Loans as of the Cut-off Date.

The Notes
---------

Description
of the Notes:                   The Class 1-A and Class 2-A Notes (together,
                                the "Notes") will be issued by CWABS
                                Revolving Home Equity Loan Trust, Series
                                2004-Q (the "Trust"). As of the Closing Date, the aggregate principal balance of both classes of the Notes will be $1,000,000,000
                                (subject to a permitted variance of +/- 10%).

Federal Tax Status:             It is anticipated that the Notes will be
                                treated as debt instruments for federal
                                income tax purposes.

Registration:                   The Notes will be available in book-entry
                                form through DTC, Clearstream and the
                                Euroclear System.

Note Rate:                      Except as noted below, each class of Notes
                                will accrue interest during each Interest
                                Accrual Period at a rate equal to the least of: (a) one-month LIBOR, plus 0.30%, (b) the Net WAC of the Mortgage Loans in the related
                                Loan Group, and (c) 16.00%. With respect to the initial Interest Accrual Period only, the rate calculated in clause (a) above will be based on an interpolated mid-point LIBOR
                                (using the 1-month and 2-month LIBOR as
                                benchmarks).

Net WAC: The "Net WAC" of the Group 1 or Group 2 Mortgage Loans shall mean the weighted average of the loan rates of the Group 1 or Group 2 Mortgage Loans (as applicable), weighted on the basis of the daily average balance of each Mortgage Loan in the applicable Loan Group during the related billing cycle before the Collection Period relating to the Payment Date, net of the Expense Fee Rate.

Expense Fee Rate:               For any Payment Date, the "Expense Fee Rate"
                                shall be an amount equal to the sum of (i) the servicing fee rate, (ii) the note insurer premium rate times a fraction, the numerator of which is the Note principal balance of the applicable class of Notes and the denominator of which is the






Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] Countrywide(sm)                   Computational Materials for
--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                related Loan Group Balance, and (iii)
                                commencing with the Payment Date in January
                                2006, the Note Insurer Carve-out Rate. The
                                "Note Insurer Carve-out Rate" for any given
                                Payment Date on and after the January 2006
                                Payment Date shall be equal to 0.50%.

Basis Risk Carryforward:        On any Payment Date the "Basis Risk
                                Carryforward" for either Class of Notes will equal, the sum of (x) the excess of (a) the amount of interest that would have accrued on such Notes during the related Interest
                                Accrual Period without giving effect to the related Net WAC cap, over (b) the amount of interest that actually accrued on such Notes during such period, and (y) any Basis Risk
                                Carryforward remaining unpaid from prior
                                Payment Dates together with accrued interest thereon at the Note Rate without giving effect to the related Net WAC cap. The Basis
                                Risk Carryforward will be paid to the related class of Notes to the extent funds are available from the Mortgage Loans in the related Loan Group as set forth in "Group 1
                                Distributions of Interest" or "Group 2
                                Distributions of Interest" (as applicable), below.

Group 1
Distributions of Interest:      Investor interest collections related to the
                                Group 1 Mortgage Loans are to be applied in the following order of priority:

                                1.      Note insurance policy premium of the
                                        Note Insurer with respect to the
                                        Group 1 Mortgage Loans;
                                2. Accrued monthly interest on the Class 1-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                                3.      To the Class 1-A Notes in respect of
                                        Investor Loss Amounts allocable to
                                        such Notes (as described below) for
                                        such Payment Date;
                                4.      To the Class 1-A Notes in respect of
                                        Investor Loss Amounts allocable to
                                        such Notes (as described below) for
                                        previous Payment Dates to the extent
                                        not previously reimbursed, absorbed
                                        by the Transferor Interest, or funded
                                        by Subordinated Transferor
                                        Collections;
                                5.      To the Class 2-A Notes in respect of
                                        Investor Loss Amounts allocable to
                                        such Notes (as described below) for
                                        such Payment Date, to the extent not
                                        covered by Investor Interest
                                        Collections related to the Group 2
                                        Mortgage Loans;
                                6.      To the Class 2-A Notes in respect of
                                        Investor Loss Amounts allocable to
                                        such Notes (as described below) for
                                        previous Payment Dates, to the extent
                                        not covered by Investor Interest
                                        Collections related to the Group 2
                                        Mortgage Loans and not previously
                                        reimbursed;
                                7. Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon) relating to the Group 1 Mortgage Loans;
                                8.      Paydown of the Class 1-A Notes to
                                        create and maintain the required
                                        level of overcollateralization;
                                9.      Paydown of the Class 2-A Notes to
                                        maintain (but not to create) the
                                        required level of
                                        overcollateralization, to the extent
                                        not covered by Investor Interest
                                        Collections related to the Group 2
                                        Mortgage Loans;
                                10.     Payment of any other amounts owed to
                                        the Note Insurer with respect to the
                                        Group 1 Mortgage Loans;
                                11.     Payment to the Master Servicer of
                                        amounts for which the Master Servicer
                                        is entitled pursuant to the sale and
                                        servicing agreement with respect to
                                        the Class 1-A Notes;
                                12. Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group 2 Mortgage Loans;
                                13.     Basis Risk Carryforward related to
                                        the Class 1-A Notes; and
                                14. Any excess cash flow to the holder of the Transferor Interest.

Group 2





Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] Countrywide(sm)                   Computational Materials for
--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Distributions of Interest:      Investor interest collections related to the
                                Group 2 Mortgage Loans are to be applied in the following order of priority:

                                1.      Note insurance policy premium of the
                                        Note Insurer with respect to the
                                        Group 2 Mortgage Loans;
                                2. Accrued monthly interest on the Class 2-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                                3.      To the Class 2-A Notes in respect of
                                        Investor Loss Amounts allocable to
                                        such Notes (as described below) for
                                        such Payment Date;
                                4.      To the Class 2-A Notes in respect of
                                        Investor Loss Amounts allocable to
                                        such Notes (as described below) for
                                        previous Payment Dates to the extent
                                        not previously reimbursed, absorbed
                                        by the Transferor Interest, or funded
                                        by Subordinated Transferor
                                        Collections;
                                5.      To the Class 1-A Notes in respect of
                                        Investor Loss Amounts allocable to
                                        such Notes (as described below) for
                                        such Payment Date, to the extent not
                                        covered by Investor Interest
                                        Collections related to the Group 1
                                        Mortgage Loans;
                                6.      To the Class 1-A Notes in respect of
                                        Investor Loss Amounts allocable to
                                        such Notes (as described below) for
                                        previous Payment Dates, to the extent
                                        not covered by Investor Interest
                                        Collections related to the Group 1
                                        Mortgage Loans and not previously
                                        reimbursed;
                                7. Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon) relating to the Group 2 Mortgage Loans;
                                8.      Paydown of the Class 2-A Notes to
                                        create and maintain the required
                                        level of overcollateralization;
                                9.      Paydown of the Class 1-A Notes to
                                        maintain (but not to create) the
                                        required level of
                                        overcollateralization, to the extent
                                        not covered by Investor Interest
                                        Collections related to the Group 1
                                        Mortgage Loans;
                                10.     Payment of any other amounts owed to
                                        the Note Insurer with respect to the
                                        Group 2 Mortgage Loans;
                                11.     Payment to the Master Servicer of
                                        amounts for which the Master Servicer
                                        is entitled pursuant to the sale and
                                        servicing agreement with respect to
                                        the Class 2-A Notes;
                                12. Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group 1 Mortgage Loans;
                                13.     Basis Risk Carryforward related to
                                        the Class 2-A Notes; and
                                14. Any excess cash flow to the holder of the Transferor Interest.

Distributions of Principal:     Collections of principal related to the
                                Mortgage Loans in each Loan Group are to be applied to the related class of Notes in the following order of priority:

                                1.      During the Managed Amortization
                                        Period (as described below), the
                                        amount of principal payable to the
                                        holder of a class of Notes for each
                                        Payment Date will equal, to the
                                        extent funds are available from the
                                        related Loan Group, the lesser of (a)
                                        the product of (i) the Investor Fixed
                                        Allocation Percentage (as defined
                                        below) for those Notes, and (ii)
                                        principal collections from the
                                        related Loan Group relating to such
                                        Payment Date (such product, the
                                        "Maximum Principal Payment"), and (b)
                                        principal collections from the
                                        related Loan Group for the related
                                        Payment Date less the sum of
                                        additional balances created from new
                                        draws on the Mortgage Loans in that
                                        Loan Group during the related
                                        Collection Period (but not less than
                                        zero).






Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] Countrywide(sm)                   Computational Materials for
--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                        The "Managed Amortization Period" for
                                        each class of Notes shall mean the
                                        period beginning on the Closing Date
                                        and, unless a Rapid Amortization
                                        Event (i.e., certain events of
                                        default or other material
                                        non-compliance by the Sponsor under
                                        the terms of the related transaction
                                        documents) shall have earlier
                                        occurred, through and including the
                                        Payment Date in December 2009.

                                        The "Investor Fixed Allocation
                                        Percentage" for any Payment Date and
                                        each Class of Notes will be
                                        calculated as follows: (i) on any
                                        date on which the related Allocated
                                        Transferor Interest is less than the
                                        related Required Transferor
                                        Subordinated Amount, 100%, and (ii)
                                        on any date on which the related
                                        Allocated Transferor Interest equals
                                        or exceeds the related Required
                                        Transferor Subordinated Amount,
                                        98.35%.

                                2.      After the Managed Amortization
                                        Period, the amount of principal
                                        payable to the holders of each class
                                        of Notes will be equal to the related
                                        Maximum Principal Payment.

Optional Termination:           The Notes may be retired as a result of the
                                owner of the Transferor Interest purchasing all of the mortgage loans then included in the trust estate on any payment date on or after which the aggregate principal balance of both classes of Notes is less than or equal to 10% of the initial aggregate principal balance of the Notes of both classes.

Credit Enhancement:             The Trust will include the following
                                mechanisms, each of which is intended to provide credit support for the Notes:

                                1.      Excess Interest Collections. For any
                                        Loan Group, its Excess Interest
                                        Collections are the related investor
                                        interest collections minus the sum of
                                        (a) the interest paid to the related
                                        class of Notes, (b) the servicing fee
                                        retained by the Master Servicer for
                                        the Mortgage Loans in that Loan
                                        Group, and (c) the premium paid to
                                        the Note Insurer allocable to that
                                        Loan Group. Investor Interest
                                        Collections from a Loan Group will be
                                        available to cover losses on the
                                        Mortgage Loans in the related Loan
                                        Group first and then, if necessary,
                                        in the unrelated Loan Group.

                                2.      Limited Subordination of Transferor
                                        Interest (Overcollateralization). A
                                        portion of the Allocated Transferor
                                        Interest related to each Loan Group
                                        will be available to provide limited
                                        protection against Investor Loss
                                        Amounts in such Loan Group (as
                                        defined below) up to the Available
                                        Transferor Subordinated Amount for
                                        such Loan Group. The "Available
                                        Transferor Subordinated Amount" for
                                        each Loan Group is, for any Payment
                                        Date, the lesser of the related
                                        Allocated Transferor Interest and the
                                        related Required Transferor
                                        Subordinated Amount. The "Allocated
                                        Transferor Interest" for any date of
                                        determination, will equal (a) the
                                        related Loan Group Balance of the
                                        related Loan Group at the close of
                                        business on the prior day, minus (b)
                                        the Note Principal Balance of the
                                        class of Notes related to that Loan
                                        Group (after giving effect to the
                                        distribution of all amounts actually
                                        distributed on that class of Notes on
                                        that date ). Subject to any step-down
                                        or step-up as may be permitted or
                                        required by the transaction
                                        documents, the "Required Transferor
                                        Subordinated Amount" for each Loan
                                        Group will be (i) prior to the
                                        step-down date, 1.65% of the Cut-off
                                        Date Balance of the related Mortgage
                                        Loans and (ii) on or after the
                                        step-down date and so long as a
                                        trigger event is not in effect, 3.30%
                                        of the then current unpaid principal
                                        balance of the related Loan Group
                                        (subject to a floor equal to 0.50% of
                                        the Cut-off Date Balance of the
                                        related Loan Group). The Allocated
                                        Transferor Interest for each Loan
                                        Group will be less than zero on the
                                        Closing Date.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] Countrywide(sm)                   Computational Materials for
--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------




                                        The initial aggregate principal
                                        balance of each class of Notes will
                                        exceed the aggregate Cut-off Date
                                        principal balance of the Mortgage
                                        Loans in the related Loan Group
                                        transferred to the issuer on the
                                        closing date. This excess represents
                                        an undercollateralization of
                                        approximately 1.50% of the original
                                        principal balance of the Notes.

                                3.      Surety Wrap. XL Capital will issue a
                                        note insurance policy, which will
                                        guarantee the timely payment of
                                        interest and the ultimate repayment
                                        of principal to the holders of the
                                        Notes. The policy does not cover
                                        payment of Basis Risk Carryforward.

Investor Loss Amounts:          With respect to any Payment Date and each
                                Class of Notes, the amount equal to the
                                product of (a) the applicable Investor
                                Floating Allocation Percentage (as defined below) for such Payment Date and such Notes, and (b) the aggregate of the Liquidation Loss
                                Amounts for such Payment Date from Mortgage
                                Loans in the relevant Loan Group. The
                                "Investor Floating Allocation Percentage," for any Payment Date and each Loan Group shall be the lesser of 100% and a fraction, the numerator of which is the related Note
                                Principal Balance and the denominator of which is the Loan Group Balance of the related Mortgage Loans at the beginning of the related Collection Period. The "Loan
                                Group Balance" for each Loan Group and any date is the aggregate of the principal balances of the related Mortgage Loans as of such date. "Liquidation Loss Amounts" for any liquidated Mortgage Loan and any Payment Date is the unrecovered principal balance of such Mortgage Loan at the end of the Collection
                                Period in which such Mortgage Loan became a liquidated Mortgage Loan, after giving effect to its net liquidation proceeds.

ERISA Eligibility:              Subject to the considerations in the
                                prospectus supplement, the Notes are expected to be eligible for purchase by certain ERISA plans. Prospective investors must review the related prospectus and prospectus supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:                The Notes will not constitute "mortgage
                                related securities" for purposes of SMMEA.


           [Collateral Tables and Discount Margin Tables to follow]





Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED] Countrywide(sm)                   Computational Materials for
--------------------------------       CWABS Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2004-Q
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                          Discount Margin Tables (%)




Class 1-A (To Call) (1)
---------------------------------------------------------------------------------------------------------------------
             CPR                  22%          25%         35%          40%          45%         50%         52%
---------------------------------------------------------------------------------------------------------------------
         DM @ 100-00               30          30          30           30           30          30          30
---------------------------------------------------------------------------------------------------------------------
          WAL (yr)                6.08        5.13        3.13         2.55         2.10        1.75        1.63
---------------------------------------------------------------------------------------------------------------------
          MDUR (yr)               5.55        4.73        2.97         2.43         2.02        1.70        1.59
---------------------------------------------------------------------------------------------------------------------
 Principal Window Beginning      Jan05        Jan05       Jan05        Jan05        Jan05       Jan05       Jan05
---------------------------------------------------------------------------------------------------------------------
    Principal Window End         Oct16        Jul15       Feb12        Jan11        Feb10       Apr09       Dec08
---------------------------------------------------------------------------------------------------------------------
    (1) Based on a 15% draw rate.



Class 1-A (To Maturity) (1)
---------------------------------------------------------------------------------------------------------------------
             CPR                  22%          25%         35%          40%          45%         50%         52%
---------------------------------------------------------------------------------------------------------------------
         DM @ 100-00               30          30          30           30           30          30          30
---------------------------------------------------------------------------------------------------------------------
          WAL (yr)                6.33        5.36        3.32         2.71         2.25        1.89        1.77
---------------------------------------------------------------------------------------------------------------------
          MDUR (yr)               5.72        4.90        3.12         2.57         2.15        1.82        1.71
---------------------------------------------------------------------------------------------------------------------
 Principal Window Beginning      Jan05        Jan05       Jan05        Jan05        Jan05       Jan05       Jan05
---------------------------------------------------------------------------------------------------------------------
    Principal Window End         Jan25        May23       Jul18        Oct16        Mar15       Nov13       May13
---------------------------------------------------------------------------------------------------------------------
    (1) Based on a 15% draw rate.








Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.